UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2010

Passport Arts, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

005-85426	90-0529190
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100
Staten Island, NY 10314

(Address of principal executive offices and zip code)

(212)  768-7687

    (Registrant’s telephone number including area code)

5147 Mountain Sights
Montreal, Quebec, Canada H3W 2Y1

    (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into a Stock Purchase Agreement and Merger Agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Passport Arts, Inc. after giving effect to our acquisition of certain assets., and the related transactions described below, unless the context requires otherwise.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Section 1 - Registrant’s Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As contemplated by the Schedule 14F-1 mailed to our stockholders on November 4, 2010,  on December 15, 2010,   Arnold Casale, the Chief Executive Officer of The Original Soupman, Inc., a Delaware corporation, purchased 3,360,100 shares of restricted common stock of Asbed Palakian, Constantina Kefallinos and Hasmik Ginoyan for Three Hundred Eighty Three Thousand Five Hundred Seventy Three Dollars ($383,573), which resulted in a change of control of our company.

After completion of the purchase of  the common stock, we then entered into a Merger Agreement in which The Original Soupman, Inc. (“OSM”) was merged with and  into our subsidiary, OSM Merge, Inc., with The Original Soupman, Inc.  surviving the merger.  Each outstanding share of common stock and preferred stock of The Original Soupman, Inc. was converted into an aggregate of 14,212,828 shares of our common stock and 1,987,783 shares of preferred stock, respectively.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Our Company Corporate Structure

OSM markets soups under the “Original SoupMan” brand. Through Kiosk Concepts, Inc, an 80% owned subsidiary of which the remaining 20% of which is owned by Mr. Al Yeganeh, OSM’s Original Soupman and the founder of the world famous “Soup Kitchen International” restaurant in New York City, OSM conducts franchising operations which collects franchise fees and royalties.   International Gourmet Soups, Inc., a wholly owned subsidiary of The Original SoupMan Inc., markets OSM’s “Famous Manhattan SoupChef” soups.

OSM has a contract with a co-packer who has three facilities that currently manufactures all of the “Original SoupMan” soups and the “Famous Manhattan SoupChef” soups.  OSM does not maintain a staff at any of those facilities. OSM has 9 employees at its Corporate Headquarters at 1110 South Avenue, Staten Island, New York 10314.

Our wholly owned subsidiary, The Original Soupman, Inc., a Delaware corporation, purchased the assets of Soup Kitchen International, Inc. (“SKI”) on December 29, 2009, with the result that International Gourmet Soups, Inc. and Kiosk Concepts, Inc. became its subsidiaries.

OUR BUSINESS

Overview of our Operations

Our focus is the selling of soups under the “Original SoupMan” brand.  OSM sells Original SoupMan soups frozen in retail packages to supermarkets and grocery stores for consumers to “heat & serve” at home or the office.  OSM also sells the Original SoupMan soups in bulk 8lb. poly bags to its franchised and licensed restaurants.  Our intent is to continue OSM’s current operations in a greater number of outlets both nationally and internationally in Canada.

Licensing Arrangement with Al Yeganeh

In July 2004, International Gourmet Soups (“IGS”) licensed exclusive rights to use, in perpetuity, the name, slogans, and recipes of Al Yeganeh in manufacturing and marketing in North America, over 40 varieties of gourmet soups under the brand “Original SoupMan”.  These rights were transferred to OSM as part of the assets purchased from SKI.

Mr. Yeganeh is the founder of the world famous “Soup Kitchen International” restaurant, which is located at Eighth Avenue and 55th Street in New York City. The quality of his soup was such that Mr. Yeganeh gained a devoted local following and long lines of loyal customers would develop outside the store and snake around the block. Mr. Yeganeh’s renown abruptly went international when in 1995 there first aired the famous “soup” episode of the “Seinfeld” comedy television show, which featured a character based on Mr. Yeganeh. November 2010 marks the 15th Year Anniversary of this episode and we celebrated with opening a new Original SoupMan restaurant on 6th Ave & 38th Street in NYC. This new restaurant is co-branded with Tim Horton’s, Canada’s leading coffee and donut chain. The Seinfeld episode is one of the best known and highest-rated of that phenomenally successful series, and it soon became common knowledge that the character of the irascible soup-restaurant proprietor was based—fairly or unfairly—on Mr. Yeganeh. Mr. Yeganeh was featured on “Late Night with David Letterman,” “The Oprah Winfrey Show,” “Good Day New York,” and “The Today Show,” CNN, CNBC’s “Squawk Box,” and “Your World with Neil Cavuto” and in countless local news television spots and print-media articles. TIME Magazine, Consumer Reports and many other media venues have covered our brand to date. We intend for this media coverage to continue and have hired the successful 5W Agency and Adam Hanft to manage the process.

PRODUCTS AND OPERATIONS

OSM’s “Original SoupMan” product line consists of all of Al Yeganeh’s soups, which to date is 48 different types, each featuring fresh ingredients and exotic flavors. Mr. Yeganeh and OSM’s team developed a proprietary cooking process, unique to the food manufacturing industry, enabling them to produce a line of fresh and frozen gourmet soups of the highest quality. OSM makes all its products from raw materials, initially sautéing primary components, and then gradually adding complementary ingredients.  All of its soups are manufactured and packaged by it or its manufacturer at their facilities and shipped frozen by common carrier or their trucks to their sale destination.

Products sold through OSM’s franchise program and its kettle soups are packed in 8-pound boilable poly bags (which have been designed to lock in flavor) and frozen. At the point of sale, the soup is heated in branded kettles that “finish” the soup and bring all flavors to their peak. No additional ingredients are required, except lobster and crab meats for OSM’s specialty soups, as the product was initially cooked to perfection in terms of both taste and consistency. OSM adds some fresh herbs as a garnish at its stores which include dill, cilantro and fresh basil.

OSM’s “Original SoupMan” soups that are sold to consumers by grocery stores frozen in packages containing a BPA-free, 10-ounce microwavable bowl which are ready to serve after being heated by the consumer. Currently, OSM sells 5 varieties in its single pack size, Seafood Bisque, Chicken Vegetable, Broccoli & Cheese, Italian Wedding and Tomato Basil.

Officers and Directors of the Company

Name	Age	Position
Arnold Casale	67	CEO and Director
Robert Bertrand	56	President and Chief Financial Officer
Daniel Rubano	51	Sr. VP Franchise and Director

OSM’s current directors and executive officers are as follows:

Name	Age	Position
Arnold Casale	67	CEO and Director
Robert Bertrand	56	President and Chief Financial Officer
Daniel Rubano	51	Sr. VP Franchise and Director

ARNOLD CASALE - Mr. Casale is our Chief Executive Officer and member of the Board of Directors.  Mr. Casale is also the Chief Executive Officer and member of the Board of Directors of OSM.  He oversees day to day business, production and purchasing.  Mr. Casale has over 40 years in the food and restaurant business.  He was the owner of the Brooklyn Bagel Company, which is a producer of par-baked bagels from April 2000 to December 2006.  Mr. Casale developed a par-baked formula and process which produces a high quality New York style bagel.  He co-founded Arnie’s Bagelicious Bagels, Inc. in 1991 which was sold to the Quaker Oats Company in 1994.  Arnie’s Bagels customers included Dunkin Donuts, McDonald’s, Friendly’s, A&P and many more.  In the 1970s and 1980s, Mr. Casale owned several retail “hand rolled” bagel shops where he perfected his formula including the Famous Gem Bagels on Houston Street in NYC (next to Katz Deli) and Kings Bagels in Brooklyn.  Mr. Casale was also a franchisee of one of the highest grossing Carvel Ice Cream shops in Brooklyn, NY for 10 years and was instrumental in bringing Froze Fruit, an all natural fruit dessert on a stick, to NYC.

ROBERT BERTRAND - Mr. Bertrand is our President and Chief Financial Officer. Mr. Bertrand is responsible for all financial and operational functions of our company. He has been the President and Chief Financial Officer of  OSM since December 2009 and Soup Kitchen International since November 2004. He has 34 years of financial and operations experience. For the two years prior to this, he was the Chief Operating Officer and Chief Financial Officer of a startup manufacturer of healthy, indulgent chocolate products sold under the brand name of “SOBE.” From 2000 to 2002, he was a partner in Bullard Financial, Inc., a financial services company specializing in strategic financial planning for small businesses, their owners, and their officers. Mr. Bertrand spent 20 years with two publicly traded companies, Industrial Acoustics Company, Inc. (from 1990 to 2000) and Bairnco Corporation (from 1980 to 1990), starting as accounting manager and ultimately ending up as CFO and Senior Vice-President of Finance and Administration. In 1977, he started his professional career with Singer & Lusardi, a medium-sized CPA firm located in Worcester, Massachusetts.  Mr. Bertrand holds a BS in Accounting from Northeastern University and a Masters from Columbia University.

DANIEL RUBANO – Mr. Rubano is our Senior Vice President of Franchise Development and Operations and member of our Board of Directors and held the same positions in OSM since 2009. He has over 25 years of franchise and restaurant experience.  He was a member of Soup Kitchen International Board of Directors from 2003 until 2006.  From 2005 to 2009 he was the President of Ranch*1, a grilled chicken franchise, and for  two years, President of Johnny's NY Pizza, a full service restaurant franchise, and Rollerz Wraps, a quick service salad and wrap franchise, all owned by Kahala Corporation.  Since 2001, he held various positions within Kahala Corporation which included; Vice President of Blimpie/Hess Account, Director of Operations, and Franchise Sales. Kahala Corporation is the franchisor of over 3,000 restaurants under the names of Cold Stone Creamery, Ranch*1, Blimpie, Surf City Squeeze, Taco Time, Johnny's NY Pizza, Samurai Sam’s, The Great Steak and Potato Co., N'rgize and Frulatti Café.  He was previously the Director of Franchise Operations for Ranch*1 from November 1996 through August 2001.

SPECIAL ADVISORS

AL YEGANEH - Mr. Yeganeh is our “SoupMan.” As such, he has overseen our production, quality control, and new product and menu development and has made public appearances in support of our marketing strategy. Mr. Yeganeh has more than 35 years experience in the culinary arts and has operated the Soup Kitchen International restaurant in New York City since 1984. We have licensed from Mr. Yeganeh certain rights relating to our business including his image, recipes and trademarks in perpetuity

ADAM HANFT- Mr. Hanft, a nationally-known expert in consumer marketing - who has been called a “marketing guru” by U.S.A. Today , serves as our Chief Brand and Marketing Strategist.  His mission is to make the Original SoupMan one of America’s most successful consumer companies, just as he has created breakthrough marketing campaigns for other iconic brands.   Some of the companies who have benefited from Adam’s strategic and creative insights are Procter & Gamble, Sony, Tyson, Match.com, AT&T, and Bic.  He also sits on the board of Scotts Miracle-Gro (NYSE:SMG), the global leader in lawn and garden products. Articles and commentaries written by Adam about branding, marketing and the consumer culture appear regularly in the Huffington Post, The Daily Beast, Fast Company, and CNN.com.  For five years he wrote “Grist” – Inc. magazine’s back-page column.  He is also a frequent commentator on public radio’s Marketplace, and is often interviewed by print and broadcast media for his opinion on branding and marketing issues.  He has appeared on the Today Show, The Daily Show, CNBC, Fox News, and many other outlets. Adam is also the co-author of Dictionary of the Future, a best-selling book that was described by Wired magazine as a “memetic encyclopedia of what's to come, an engaging crash course in bleeding-edge ideas and debatable issues...it's an entertaining and enlightening trip."Adam began his career as a comedy writer for Garry Marshall, working on “Happy Days” and  “Laverne and Shirley.”  He is a Phi Beta Kappa graduate of New York University.  He is married to Flora, and they have two sons, Simon and Lucas.

REGGIE JACKSON – Mr. Jackson has been the Original SoupMan Special Advisor Strategic Relationships since December 2009 and Soup Kitchen International since January 2008.  He is also Chairman of the Al Feeds the Hungry Foundation, the non-profit organization launched by The Original SoupMan in 2005 that donates funds to local hunger charities each time a new franchise location opens.  Mr. Jackson is also an investor in The Original SoupMan. Jackson, nicknamed "Mr. October" for his clutch hitting in the postseason, is a former Major League Baseball right fielder  who won three consecutive World Series titles as a member of the Oakland A's in the early 1970s and also won 2 consecutive titles with the New York Yankees. He was inducted into the Hall of Fame in 1993.

None of the officers or directors of OSM had a prior relationship with any officer or director of the Company prior to the acquisition of the shares described in Item 1.01 of this Current Report on Form 8-K.

ITEM 8.01  OTHER EVENTS

The Company and Mr. Casale, as the majority shareholder of the Company, have authorized a reincorporation of the Company in the State of Delaware and change of its name to Soupman, Inc..  We will be filing a Schedule 14C in respect of this reincorporation.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial Statements of Business Acquired.

Financial Statements required by this item will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

(b)                                 Pro Forma Financial Information (Unaudited).

Pro Forma Financial Information required by this item will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith

3.1	Merger Agreement with The OriginalSoupman, Inc. and OSM Merge, Inc.				x

3.2	Certificate of Designations for Series A				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2010	PASSPORT ARTS, INC.
(Registrant)

By: /s/ Arnold Casale
Name: Arnold Casale Title: Chief Executive Officer